May 1, 2024

The Big Edge Choice®

Issued by: PHL Variable Insurance Company

UPDATING SUMMARY PROSPECTUS

This Updating Summary Prospectus pertains to the Big Edge Choice variable annuity contract (the “Contract”).

The prospectus for the Contract contains more information about the Contract, including its features, benefits, and risks. You can find the current prospectus and other information about the Contract online at https://dfinview.com/Nassau-PHL/TAHD/NAS000013. You can also obtain this information at no cost by calling 1-800-541-0171 or by sending an email request to customer_contact_center@nfg.com.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

Important Adverse Developments Related to PHL Variable’s Financial Condition

In recent years, the financial condition of PHL Variable Insurance Company (“PHL Variable”) has continued to deteriorate. PHL Variable has become statutorily insolvent, and PHL Variable’s independent auditors have issued a report on the PHL Variable statutory financial statements that includes an “emphasis of matter” paragraph because there is substantial doubt about PHL Variable’s ability to continue as a going concern. PHL Variable’s financial guarantees – including with respect to annuity payments, death benefits, optional benefit riders, loans, and amounts in the Guaranteed Interest Account or other fixed account options, as applicable – are subject to PHL Variable’s financial strength and claims-paying ability. In light of PHL Variable’s financial difficulty, there is significant risk that PHL Variable will be unable to fulfill its financial guarantees under your contract.

You should consult with a financial professional about your personal circumstances and the risks associated with PHL Variable’s financial strength and claim-paying ability.

The Connecticut Insurance Commissioner of the Connecticut Insurance Department, PHL Variable’s primary state insurance regulator, may seek to take control of PHL Variable by obtaining a court order placing it into receivership. As of the date of this summary prospectus, it remains uncertain whether and when that will occur. In the event that PHL Variable is placed into receivership, then pursuant to Connecticut law, the Connecticut Insurance Commissioner would have broad authority in the management of PHL Variable’s business and affairs. In receivership, the Connecticut Insurance Commissioner could pursue either a rehabilitation or liquidation of PHL Variable. The Commissioner could also have power to unilaterally change the terms of outstanding contracts, subject to the review by the court. As part of these proceedings, if they were to occur, it is possible that your contract could be adversely affected or potentially even terminated. For example, pursuant to a court order, guarantees (e.g., annuity payments, death benefits, living benefits) could be reduced or terminated, contract features could be changed, contract fees and charges could be increased, distributions could be reduced, and/or new restrictions or reductions could be introduced.

As of March 2023, PHL Variable has been operating under the Administrative Supervision of the Connecticut Insurance Department. Management is evaluating plans to mitigate the current financial condition of PHL Variable. For so long as PHL Variable remains subject to the supervision and regulatory oversight of the Connecticut Insurance Department, PHL Variable generally will need approval from the Commissioner for business and governance activities other than those performed in the ordinary course of business. In addition, management is actively pursuing strategic transactions that could positively impact the capital and liquidity of

PHL Variable. No assurance can be given that management will be successful in executing on any of these financial alternatives.

PHL Variable Accumulation Account (the “Separate Account”), which is the segregated asset account supporting the variable investment options under the contract, remains insulated from PHL Variable’s general account. However, it is important to understand that the Separate Account does not support PHL Variable’s financial guarantees. The Separate Account only supports the value of your investments in the variable investment options. If PHL Variable were to be dissolved in a receivership, in addition to your contract and financial guarantees potentially being terminated, the assets of the Separate Account may be liquidated and disbursed to Contract Owners, which could have negative tax consequences.

For additional information, see “Principal Risks of Investing in the Contract – Insurance Company Insolvency Risk” in the prospectus (which also appears later in this summary prospectus under “Updated Information About Your Contract”). Financial statements for PHL Variable and the Separate Account are included in the Statement of Additional Information, dated May 1, 2024, which is incorporated by reference into the prospectus and this summary prospectus. The Statement of Additional Information is available upon request.

You should consult with a financial professional about your personal circumstances and the risks associated with PHL Variable’s financial strength and claim-paying ability. If you retain your contract, there is a risk that the guarantees under your contract may be reduced or go entirely unfulfilled. If you surrender your contract, the contract and all guarantees under your contract will be terminated, and you could incur surrender charges, taxes, and tax penalties. Making additional purchase payments into the contract may increase your risk of loss related to PHL Variable’s financial insolvency.

GLOSSARY

The following are defined terms used in this Updating Summary Prospectus:

Account Value: The value of all assets held in the Separate Account.

Accumulation Unit: A standard of measurement for each investment option used to determine the value of a Contract and the interest in the investment options prior to the start of annuity payments.

Annuitant: The person whose life is used as the measuring life under the Contract.

Contract: The deferred variable accumulation annuity contracts for which this summary prospectus provides updated information.

Contract Owner (owner, you, your): Usually, the person or entity to whom we issue the Contract.

Contract Value: Prior to the maturity date, the sum of all Accumulation Units held in the investment options of the Separate Account and the value held in the GIA. For eligible Contracts with loans, the Contract Value is the sum of all Accumulation Units held in the investment options of the Separate Account and the value held in the GIA plus the value held in the loan security account, less any loan debt.

Customer Service Office: The address that a policy owner should contact regarding all customer service matters, including premium payments, withdrawals, surrenders, transfers, exchanges, and fund/premium allocation requests. For payments, the address is P.O. Box 758606, Topeka, Kansas 66675-8606. For non-payment service matters, the address is P.O. Box 758573, Topeka, Kansas 66675-8573. For overnight payment delivery, the address is 5801 SW 6th Street, Mail Zone 606, Topeka, Kansas 66675-8606. The telephone number is 1-800-541-0171. The hours of operation are 8:30am – 6:00pm EST and the fax number is 1-785-368-1386.

GIA: An investment option under which payment amounts are guaranteed to earn a fixed rate of interest.

PHL Variable (our, us, we, company, or Company): PHL Variable Insurance Company.

Separate Account: PHL Variable Accumulation Account.

UPDATED INFORMATION ABOUT YOUR CONTRACT

The following is a summary of certain Contract features that have changed since the Updating Summary Prospectus dated May 1, 2023. This does not reflect all of the changes that have occurred since you entered into your Contract.

➣	In the prospectus, under “Principal Risks of Investing in the Contract,” the “Insurance Company Insolvency” risk factor was revised as follows:

Insurance Company Insolvency Risk. In recent years, the financial condition of PHL Variable has continued to deteriorate due to mortality trends and economic conditions. As of December 31, 2023, PHL Variable’s total adjusted capital was at the mandatory control level, based on the risk-based capital calculation required of insurance entities by the Connecticut Insurance Department, exposing PHL Variable to the risk of regulatory action, which may include placing PHL Variable into receivership. Management has evaluated PHL Variable’s condition and concluded that there is substantial doubt about PHL Variable’s ability to continue as a going concern.

You should consult with a financial professional about your personal circumstances and the risks associated with PHL Variable’s financial strength and claim-paying ability.

PHL Variable’s financial guarantees – including with respect to annuity payments, death benefits, optional benefit riders, loans, and amounts held in the Guaranteed Interest Account or other fixed account options, as applicable – are subject to PHL Variable’s financial strength and claims-paying ability. In light of PHL Variable’s financial difficulty, there is significant risk that PHL Variable will be unable to fulfill its financial guarantees under the contract as they become due.

In March 2023, PHL Variable consented to administrative supervision by the Connecticut Insurance Commissioner (the “Commissioner”) of the Connecticut Insurance Department (the “Consent Order of Administrative Supervision”). PHL Variable’s financial strength and claims-paying ability was the primary reason and concern for it being placed under administrative supervision, pursuant to which, the Commissioner provides increased supervision and regulatory oversight. Under Connecticut law, administrative supervision represents a lesser invasive regulatory action than other regulatory actions available to the Commissioner when dealing with financially-stressed insurance entities. In general, for so long as PHL Variable remains subject to such supervision and regulatory oversight, PHL Variable will need approval from the Commissioner for business and governance activities other than those performed in the ordinary course of business. Since entering into the Consent Order of Administrative Supervision, PHL Variable and the Connecticut Insurance Department have been in regular communication regarding PHL Variable’s financial condition. While under administrative supervision, PHL Variable continues to be responsible for its contractual obligations to contract owners and, as of the date of this prospectus, remains current with all contractual guarantees and benefit payments.

However, since March 2023, PHL Variable has continued to face significant financial challenges and uncertainties. PHL Variable is financially stressed largely due to higher-than-expected mortality trends in its older-age universal life insurance business and significant volatility in claims. In addition, macro-economic conditions, including interest rate fluctuations, hardened reinsurance markets, and tightening credit spreads, among other challenging factors, have negatively impacted PHL Variable’s overall financial condition. PHL Variable has incurred a net loss of $173 million for the year ended December 31, 2023, with capital and surplus declining to $(135) million as of December 31, 2023. As of December 31, 2023, PHL Variable’s risk-based capital (RBC) ratio dropped to a mandatory control level under state law. PHL Variable continues to explore options to improve its financial condition, though its options remain limited. PHL Variable already ceased underwriting activities in 2019. Management is actively pursuing strategic transactions that could positively impact the capital and liquidity of PHL Variable. However, no assurance can be given that management will be successful in executing upon on any of these financial alternatives.

Furthermore, with respect to PHL Variable’s financial statements, PHL Variable cannot take full reserve credits. Most notably, PHL Variable has a reinsurance agreement with Concord Re, Inc. (“Concord”), a wholly-owned subsidiary of PHL Variable, pursuant to which PHL Variable transferred the economic risk under its life insurance and annuity products to Concord. During 2023, the value of the underlying collateral supporting the reinsurance agreement declined significantly, such that Concord’s capital and surplus was negative as of December 31, 2023. In addition, the PHL Variable subsidiary that provides Concord with capital support pursuant to an intercompany agreement (Palisado Re Inc.) also had negative capital and surplus as of December 31, 2023. As a result, PHL Variable cannot take a full reserve credit related to the Concord reinsurance agreement, resulting in a reserve credit impairment charge of $176 million for the year ended December 31, 2023.

Based on PHL Variable’s current financial condition, PHL Variable is statutorily insolvent. Management estimates that PHL Variable has sufficient assets and liquidity to satisfy its contractual obligations through approximately 2038. However, the present value of expected policyholder and other obligations in excess of assets supporting those obligations beyond 2038 is projected to be less than 10% of total liabilities as of December 31, 2023. Readers should be cautioned that these estimates involve actuarial assumptions and the exercise of significant judgment that could prove incorrect. As a result, PHL Variable’s assets may become insufficient to meet its contractual obligations sooner, even significantly sooner, than 2038. Furthermore, regardless of PHL Variable’s remaining assets and liquidity, PHL Variable may be placed into receivership by the Commissioner, as discussed below.

Risk of Receivership. The Commissioner may decide to take control of PHL Variable by seeking a court order that places PHL Variable into receivership. The receivership order would likely direct the Commissioner to take possession and control of all or part of the property, books, accounts, documents, and other records of the insurer, and the directors and officers of the insurer would be automatically dismissed. Subject to the review powers of the court, a rehabilitation plan would be devised to correct the difficulties that led to the insurer being placed in receivership and potentially return it to the marketplace. The Commissioner, subject to the review powers of the court, would need to determine whether a rehabilitation of the insurer is likely to be successful, or if its problems are so severe that the appropriate course of action is to liquidate the insurer.

As of the date of this prospectus, it remains uncertain whether and when PHL Variable will be placed into receivership by the Commissioner, though it is possible that it could occur in the next 12 months. Given the financial condition of PHL Variable, exposing it to potential regulatory action, management has concluded that there is substantial doubt about PHL Variable’s ability to continue as a going concern.

In the event that PHL Variable is placed into receivership, then pursuant to Connecticut law, the Commissioner would have broad authority in the management of PHL Variable’s business and affairs. Upon court approval, the Commissioner could pursue either a plan of rehabilitation or a liquidation in accordance with state law. As part of these proceedings, if they were to occur, it is possible that your contract could be adversely affected or potentially even terminated. For example, pursuant to a court order, guarantees (e.g., annuity payments, death benefits, living benefits) could be reduced or terminated, contract features could be changed, contract fees and charges could be increased, distributions could be reduced, and/or new restrictions or reductions could be introduced. There is no way to predict the outcome of a receivership with certainty.

The Separate Account (i.e., the segregated asset account supporting the variable investment options under the contract) remains insulated from PHL Variable’s general account. See “PHL Variable and the Separate Account.” However, it is important to understand that the Separate Account does not support the contract’s financial guarantees. The Separate Account only supports the value of your investments in the variable investment options. If PHL Variable were to be dissolved in a receivership, in addition to your contract and financial guarantees potentially being terminated, the assets of the Separate Account may be liquidated and disbursed to Contract Owners, which could have negative tax consequences for you.

Financial statements for PHL Variable and the Separate Account are included in the Statement of Additional Information, dated May 1, 2024, which is incorporated by reference into this prospectus. The Statement of Additional Information is available upon request.

You should consult with a financial professional about your personal circumstances and the risks associated with PHL Variable’s financial strength and claim-paying ability. If you retain your contract, there is a risk that the guarantees under your contract may be reduced or go entirely unfulfilled. If you surrender your contract, the contract and all guarantees under your contract will be terminated, and you could incur surrender charges, taxes, and tax penalties. Making additional purchase payments into the contract may increase your risk of loss related to PHL Variable’s financial insolvency.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

FEES AND EXPENSES				LOCATION IN PROSPECTUS
Charges for Early Withdrawals

If you withdraw money from your contract, you may be assessed a surrender charge of up to 7%. A surrender charge applies until the purchase payment being withdrawn is seven complete years old or older.

For example, if you withdraw a $100,000 purchase payment during the first year that the purchase payment was made, you could be assessed a charge of up to $7000 on the purchase payment being withdrawn.

Fee Table; Deductions and Charges – Surrender Charges
Transaction Charges	In addition to surrender charges, we reserve the right to impose a transfer charge of up to $20 per transfer after the first 12 transfers in each contract year. Currently, we are not imposing a transfer charge.			Fee Table; Deductions and Charges – Transfer Charge
Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected.			Fee Table
	Annual Fee	Minimum	Maximum
	1. Base contract	1.40%(1)	1.40%(1)
	2. Investment options (underlying fund fees and expenses)	0.27%(2)	5.13%(2)
	3. Optional benefits available for an additional charge (for a single optional benefit, if elected)	N/A	N/A

FEES AND EXPENSES		LOCATION IN PROSPECTUS

(1) Charged on an annualized basis as a percentage of average account value in the Separate Account, plus the effect of the $35 Annual Administrative Charge.

(2) As a percentage of underlying fund assets. These fee amounts are as of December 31, 2023, and can vary from year to year.

Because your contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the contract, which could add surrender charges that substantially increase costs.

Lowest Annual Cost:	Highest Annual Cost:

$1,550

Assumes:

•  Investment of $100,000

•  5% annual appreciation

•  Least expensive combination of contract classes and underlying fund fees and expenses

•  No optional benefits

•  No sales charges

•  No additional purchase payments, transfers, or withdrawals

$4,910

Assumes:

•  Investment of $100,000

•  5% annual appreciation

•  Most expensive combination of contract classes, optional benefits and underlying fund fees and expenses

•  No sales charges

•  No additional purchase payments, transfers, or withdrawals

RISKS		LOCATION IN PROSPECTUS

Risk of Loss	You can lose money by investing in this contract.	Principal Risks of Investing in the Contract

Not a Short-Term Investment

•  This contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.

•  A purchase payment being withdrawn is subject to a surrender charge until seven complete years have passed since the purchase payment was made.

•  Surrender charges will reduce the value of your contract if you withdraw money during the surrender charge period.

•  The benefits of tax deferral are generally more beneficial to investors with a long time horizon.

Principal Risks of Investing in the Contract; Deductions and Charges; Federal Income Taxes

Risks Associated with Investment Options

•  An investment in the contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the contract (e.g., underlying funds).

•  Each investment option (as well as the GIA) will have its own unique risks, and you should review these investment options before making an investment decision.

Principal Risks of Investing in the Contract; Appendix A: Investment Options Available Under the Contract; GIA

Insurance Company Risks	An investment in the contract is subject to the risks related to PHL Variable, including that any obligations (including under the GIA), guarantees, or benefits are subject to the claims-paying ability of PHL Variable. More information about PHL Variable, including its financial strength ratings, is available upon request by calling 1-800-541-0171.	Principal Risks of Investing in the Contract - Insurance Company Insolvency Risk; PHL Variable and the Separate Account; Contract Guarantees; Financial Statements

PHL Variable has received from its independent auditor a report on the PHL Variable statutory financial statements that includes an “emphasis of matter” paragraph because there is substantial doubt about PHL Variable’s ability to continue as a going concern. In light of PHL Variable’s financial difficulty, there is significant risk that PHL Variable will

RISKS		LOCATION IN PROSPECTUS
be unable to fulfill its financial guarantees under the contract. You should consult with a financial professional about your personal circumstances and the risks associated with PHL Variable’s financial strength and claim-paying ability.

RESTRICTIONS		LOCATION IN PROSPECTUS

Investments	• PHL Variable reserve the right to remove or substitute variable investment options available under the contract. • We reserve the right to limit transfers if frequent or large transfers occur.	PHL Variable and the Separate Account; Market Timing and Other Disruptive Trading

TAXES		LOCATION IN PROSPECTUS

Tax Implications

•  You should consult with a tax professional to determine the tax implications of an investment in and payments received under the contract.

•  If you purchase the contract through a qualified retirement plan or individual retirement account (IRA), you do not receive any additional tax benefit.

•  Earnings on your contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59 1/2.

Federal Income Taxes

CONFLICTS OF INTEREST		LOCATION IN PROSPECTUS

Investment Professional Compensation

We no longer make new sales of the contract.

To compensate those who have sold a contract in the past, we generally pay compensation as a percentage of purchase payments invested in the contract. Alternatively, we may pay lower compensation on purchase payments but pay periodic, asset-based compensation in all or some years based on all or a portion of the Contract Value. To the extent permitted by FINRA rules, overrides and promotional incentives or cash and non-cash payments also may be provided to the broker-dealer through which a contract has been sold, based on sales volumes, the assumption of wholesaling functions, or other sales-related criteria. Additional payments may be made for other services not directly related to the

Sales of Variable Accumulation Contracts

CONFLICTS OF INTEREST		LOCATION IN PROSPECTUS

sale of the contract, including the recruitment and training of personnel, production of promotional literature and similar services.

The existence of these compensation arrangements can create a conflict of interest that potentially could influence a registered representative to recommend this contract over another investment.

Exchanges	As a general matter, some investment professionals could have a financial incentive to offer you this contract in place of another contract you currently own. Similarly, some investment professionals may have a financial incentive to offer you a new contract in place of this one. You should only exchange a contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract. Currently, we do not offer this contract for new sales, and thus would not offer this contract in connection with such a replacement transaction.	Sales of Variable Accumulation Contracts

APPENDIX A – INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

The following is a list of underlying funds available under the contract. More information about the underlying funds is available in the prospectuses for the funds, which may be amended from time to time and can be found online at https://dfinview.com/Nassau-PHL/TAHD/NAS000013. You can also request this information at no cost by calling 1-800-541-0171 or by sending an email request to customer_contact_center@nfg.com.

The current expenses and performance information below reflects fees and expenses of the funds, but does not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each fund’s past performance is not necessarily an indication of future performance. Updated fund performance can be found here: https://nfg.com/product-performance.html.

Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Years	10 Years
The highest total return consistent with the Adviser’s determination of reasonable risk.	AB VPS Balanced Hedged Allocation Portfolio (Class B)[3] – AllianceBerstein L.P.	0.98%	12.66%	3.05%	5.04%
Long-term capital appreciation.	Alger Capital Appreciation Portfolio[1],[2] (Class 1-2 Shares) – Fred Alger Management, LLC	0.95%	43.13%	15.43%	12.54%
To seek investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400 Index.	CVT S&P MidCap 400 Index Portfolio[3] (Class I) – Calvert Research and Management Ameritas Investment Partners, Inc.	0.33%	16.12%	12.28%	8.90%
The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500® Index”), which emphasizes stocks of large US companies.	DWS Equity 500 Index VIP (Class A)[3] - DWS Investment Management Americas, Inc. Northern Trust Investments, Inc.	0.25%	26%	15.40%	11.74%
The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies.	DWS Small Cap Index VIP (Class A)[3] - DWS Investment Management Americas, Inc. Northern Trust Investments, Inc.	0.38%	16.76%	9.67%	6.89%
To provide current income.	Federated Hermes Fund for U.S. Government Securities II3 - Federated Investment Management Company	0.78%	4.19%	-0.11%	0.90%
To seek high current income.	Federated Hermes High Income Bond Fund II3 – Federated Investment Management Company	0.81%	12.71%	4.75%	4.13%

Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Years	10 Years
To provide current income consistent with stability of principal and liquidity.	Federated Hermes Government Money Fund II3 – Federal Investment Management Company	0.63%	4.52%	1.49%	0.90%
Seeks long-term capital appreciation.	Fidelity® VIP ContrafundSM Portfolio (Service Class)[3] - Fidelity Management & Research Company LLC (FMR) FMR UK, FMR HK, and FMR Japan	0.66%	33.34%	16.54%	11.50%
Seeks to provide capital growth.	Fidelity® VIP Growth Opportunities Portfolio (Service Class)[3] - Fidelity Management & Research Company LLC (FMR) FMR UK, FMR HK, and FMR Japan	0.69%	45.51%	18.97%	15.61%
To achieve capital appreciation.	Fidelity® VIP Growth Portfolio (Service Class)[3] - Fidelity Management & Research Company LLC (FMR) FMR UK, FMR HK, and FMR Japan	0.68%	36.09%	19.52%	14.68%
Seeks as high a level of current income as is consistent with the preservation of capital.	Fidelity® VIP Investment Grade Bond Portfolio (Service Class)[3] - Fidelity Management & Research Company LLC (FMR) FMR UK, FMR HK, and FMR Japan	0.48%	6.12%	1.87%	2.24%
Seeks capital appreciation. Under normal market conditions, the fund invests primarily in equity securities of companies that the investment manager believes are leaders in innovation, take advantage of new technologies, have superior management, and benefit from new industry conditions in the dynamically changing global economy.	Franklin DynaTech VIP Fund (Class 2)[3] - Franklin Advisers, Inc.	0.89%	43.77%	13.76%	10.37%
Seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in a diversified portfolio of debt and equity securities.	Franklin Income VIP Fund (Class 2) – Franklin Advisers, Inc.	0.71%	8.62%	6.98%	5.01%

Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Years	10 Years
Seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.	Franklin Mutual Shares VIP Fund (Class 2) – Franklin Mutual Advisors, LLC	0.93%	13.46%	7.82%	5.43%
Seeks long-term capital appreciation.	Guggenheim VT Long Short Equity Fund[1,2] - Security Investors, LLC, which operates under the name Guggenheim Investments	1.92%	12.75%	5.76%	3.32%
To seek capital appreciation.	Invesco V.I. American Franchise Fund (Series I Shares) – Invesco Advisers, Inc.	0.86%	40.93%	16.16%	11.70%
Both capital appreciation and current income.	Invesco V.I. Equity and Income Fund (Series II Shares) – Invesco Advisers, Inc.	0.81%	10.24%	9.64%	6.78%
Long-term growth of capital.	Invesco V.I. Core Equity Fund[1,2] (Series I Shares) - Invesco Advisers, Inc.	0.80%	23.36%	12.95%	7.79%
To seek capital appreciation.	Invesco V.I. Capital Appreciation Fund (Series II Shares)[3] - Invesco Advisers, Inc.	1.05%	35.03%	16.10%	11.28%
To seek capital appreciation.	Invesco V.I. Global Fund (Series II Shares) - Invesco Advisers, Inc.	1.07%	34.45%	12.02%	8.21%
Long-term growth of capital.	Invesco V.I. Main Street Mid Cap Fund®[1,2] (Series I Shares) - Invesco Advisers, Inc.	0.94%	14.47%	10.32%	6.45%
To seek capital appreciation.	Invesco V.I. Main Street Small Cap Fund® (Series II Shares) - Invesco Advisers, Inc.	1.13%	17.82%	12.79%	8.66%
Long-term capital appreciation.	Lazard Retirement U.S. Small Cap Equity Select Portfolio (Service Shares)[1,2,3] – Lazard Asset Management LLC	1.15%	10.02%	9.10%	6.73%
To seek high current income and the opportunity for capital appreciation to produce a high total return.	Lord Abbett Bond Debenture Portfolio (Class VC shares) – Lord, Abbett & Co. LLC	0.89%	6.55%	3.14%	3.49%
Long-term growth of capital and income without excessive fluctuations in market value.	Lord Abbett Growth and Income Portfolio (Class VC shares) - Lord, Abbett & Co. LLC	0.92%	13.19%	10.72%	7.81%

Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Years	10 Years
To seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.	Lord Abbett Mid Cap Stock Portfolio (Class VC shares) - Lord, Abbett & Co. LLC	1.15%	15.42%	10.64%	6.51%
Seeks to provide investors with capital appreciation.	Morningstar Aggressive Growth ETF Asset Allocation Portfolio (Class II) - ALPS Advisors, Inc. Morningstar Investment Management, LLC	0.78%	16.88%	10.04%	7.06%
Seeks to provide investors with capital appreciation and some current income.	Morningstar Balanced ETF Asset Allocation Portfolio (Class II) – ALPS Advisors, Inc. Morningstar Investment Management, LLC	0.79%	12.82%	6.68%	4.99%
Seeks to provide investors with current income and capital appreciation.	Morningstar Growth ETF Asset Allocation Portfolio (Class II) – ALPS Advisors, Inc. Morningstar Investment Management, LLC	0.79%	15.72%	8.64%	6.20%
Seeks to provide investors with current income and capital appreciation.	Morningstar Income and Growth ETF Asset Allocation Portfolio (Class II) – ALPS Advisors, Inc. Morningstar Investment Management, LLC	0.78%	10.59%	4.74%	3.67%
The Fund seeks growth of capital.	Neuberger Berman AMT Mid Cap Growth Portfolio (Class S)[3] - Neuberger Berman Investment Advisers LLC	1.11%	-28.83%	6.77%	9.95%
The Fund seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s environmental, social and governance (ESG) criteria.	Neuberger Berman AMT Sustainable Equity Portfolio (Class S)[3] - Neuberger Berman Investment Advisers LLC	1.17%	-18.65%	7.14%	10.64%
Seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in commodity- linked derivative instruments back by a portfolio of inflation-indexed securities and other Fixed Income Instruments.	PIMCO VIT CommodityRealReturn® Strategy Portfolio (Advisor Class) - Pacific Investment Management Company LLC	1.64%	-7.93%	8.46%	-0.90%

Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Years	10 Years
Seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation- indexed bonds of varying maturities issued by the U.S. and non-U.S. governments.	PIMCO VIT Real Return Portfolio (Advisor Class) - Pacific Investment Management Company LLC	1.01%	3.57%	3.05%	2.15%
Seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities.	PIMCO VIT Total Return Portfolio (Advisor Class) - Pacific Investment bbManagement Company LLC	0.92%	5.83%	0.98%	1.60%
Seeks to provide total returns that inversely correlate, before fees and expenses, to the price movement of a benchmark for U.S. Treasury debt instruments or futures contract on a specified debt instrument on a daily basis.	Rydex VT Inverse Government Long Bond Strategy Fund[1,2,3] - Security Investors, LLC, which operates under the name Guggenheim Investments	5.02%	4.22%	1.03%	-3.28%
Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis.	Rydex VT Nova Fund[1,2,3] - Security Investors, LLC, which operates under the name Guggenheim Investments	1.72%	35.06%	18.45%	14.14%
Seeks long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in emerging markets investments.	Templeton Developing Markets VIP Fund (Class 2 Shares)[3] - Templeton Asset Management Ltd. Franklin Templeton Investment Management Limited	1.35%	12.62%	4.22%	2.32%
Seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.	Templeton Foreign VIP Fund (Class 2 Shares)[3] - Templeton Investment Counsel, LLC	1.07%	20.76%	5.27%	1.28%
Seeks long-term capital growth. Under normal market conditions, the fund invests primarily in equity securities of companies located anywhere in the world, including developing markets.	Templeton Growth VIP Fund (Class 2 Shares)[3] - Templeton Global Advisors Limited Templeton Asset Management Ltd	1.12%	21.01%	6.47%	3.24%

Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Years	10 Years
Capital appreciation and current income.	TVST Touchstone Balanced Fund[3] - Touchstone Advisors, Inc. Fort Washington Investment Advisors, Inc.	0.80%	18.61%	11.29%	7.80%
High Level of current income consistent with preservation of capital. Capital appreciation is secondary.	TVST Touchstone Bond Fund[3] - Touchstone Advisors, Inc. Fort Washington Investment Advisors, Inc.	0.63%	6.07%	1.82%	1.43%
Capital appreciation.	TVST Touchstone Common Stock Fund[3] - Touchstone Advisors, Inc. Fort Washington Investment Advisors, Inc.	0.73%	26.66%	16.22%	11.29%
Growth of Capital.	TVST Touchstone Small Company Fund[3] - Touchstone Advisors, Inc. Fort Washington Investment Advisors, Inc.	0.76%	16.60%	12.29%	9.49%
Long-term growth of capital.	Virtus KAR Capital Growth Series A3 – Virtus Investment Advisers, Inc. Kayne Anderson Rudnick Investment Management, LLC	1.01%	34.71%	15.19%	11.97%
Capital appreciation and current income.	Virtus KAR Equity Income Series A3 - Virtus Investment Advisers, Inc. Kayne Anderson Rudnick Investment Management, LLC	0.96%	1.49%	11.46%	7.25%
High total return consistent with reasonable risk.	Virtus SGA International Growth Series A3 - Virtus Investment Advisers, Inc. Sustainable Growth Advisers, LP	1.12%	18.00%	8.80%	2.23%
Long-term total return.	Virtus Newfleet Multi-Sector Intermediate Bond Series A3 - Virtus Investment Advisers, Inc. Newfleet Asset Management, LLC	0.93%	8.69%	3.19%	2.94%
Capital appreciation and income with approximately equal emphasis.	Virtus Duff & Phelps Real Estate Securities Series A3 - Virtus Investment Advisers, Inc. Duff & Phelps Investment Management Co.	1.08%	11.03%	8.55%	7.95%

Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Years	10 Years
Long-term capital growth.	Virtus KAR Small-Cap Growth Series A3 - Virtus Investment Advisers, Inc. Kayne Anderson Rudnick Investment Management, LLC	1.12%	19.70%	11.70%	13.85%
Long-term capital appreciation.	Virtus KAR Small-Cap Value Series A3 - Virtus Investment Advisers, Inc. Kayne Anderson Rudnick Investment Management, LLC	1.08%	19.05%	11.80%	8.42%
High total return over an extended period of time consistent with prudent investment risk.	Virtus Tactical Allocation Series (Class A Shares)[3] - Virtus Investment Advisers, Inc. Kayne Anderson Ruddick Investment Management, LLC and NewFleet Asset Management, LLC (fixed)	0.96%	22.22%	9.03%	5.87%
Long Term Capital Appreciation.	Wanger International[3] - Columbia Wanger Asset Management, LLC	1.20%	16.95%	6.45%	3.50%
Long Term Capital Appreciation.	Wanger Acorn[3] - Columbia Wanger Asset Management, LLC	0.95%	21.74%	7.51%	7.20%

[1]	This fund is closed to new investors.
[2]

For contract owners who had value allocated to a fund before its applicable closure date, the following restrictions apply: (1) only regular purchase payments are allowed into the fund; (2) no transfers from other funds are allowed into the fund; (3) existing allocation percentages may only be reduced and the fund may not be added to an allocation schedule; (4) existing dollar cost averaging (“DCA”) percentages may only be reduced and the fund may not be added to a DCA allocation schedule; and (5) existing rebalancing percentages may only be reduced and the fund may not be added to the rebalancing allocation schedule.

[3]	The current expenses of this fund reflect a temporary fee waiver or expense reimbursement arrangement.

The Statutory Prospectus and Statement of Additional Information, each dated May 1, 2024, are incorporated by reference into this Updating Summary Prospectus. For a free copy of the Prospectus or Statement of Additional Information, or for general inquiries, contact our Customer Service Office. You may also go online at https://dfinview.com/Nassau-PHL/TAHD/NAS000013.

EDGAR Contract Identifier Number: C000020860